                                                                   EXHIBIT 10.49

                   AMENDMENT NUMBER 2 OF EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of February 9, 2000 is by and between Radiologix, Inc., a Delaware corporation (the "Company"), and Mark S. Martin (the "Martin").

         WHEREAS, the parties to this Amendment entered into that certain Employment Agreement, dated as of June 12, 1996, which was amended pursuant to that certain Amendment of Employment Agreement, dated as of January 1, 1999 (collectively, the "Employment Agreement"); and

         WHEREAS, the Company and Martin desire to enter into this Amendment in order to reflect an increase in the Martin's base salary and to make certain other amendments;

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties hereby agree as follows:

         1. The Employment Agreement is hereby amended to delete the existing
Section 3.1 and to add the following as a new Section 3.1:

         "Section 3.1 SALARY. For the performance of Martin's duties hereunder, the Company shall pay Martin an annual salary of $275,000, payable (less required withholdings) no less frequently than every two weeks."

         2. The Employment Agreement is hereby amended to delete the existing first sentence of Section 1 and to add the following sentence as a new first sentence to Section 1:

         "The Company hereby employs Martin in the capacity of President and Chief Operating Officer."

         3. For purposes of delivering notice to the Company, the address that should be inserted into Section 6.8 should be as follows:

         "Radiologix, Inc.
          3600 Chase Tower, 2200 Ross Avenue
          Dallas, Texas 75201-2776."


         IN WITNESS WHEREOF, the undersigned parties have executed this Amendment effective as of the date first written above.

                                            RADIOLOGIX, INC.



                                            By:
                                               ---------------------------------
                                                     Mark L. Wagar
                                                     Chairman and CEO


                                            MARTIN:



                                            By:
                                               ---------------------------------
                                                     Mark S. Martin